UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2009

CHISEN ELECTRIC CORPORATION

 (Exact name of registrant as specified in its charter)

Nevada	333-128532	20-2190950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  Jingyi Road, Changxin Economic Development Zone, Changxing, Zhejiang Province, The People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: 0572-6267666

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective April 30, 2009, the common stock of Chisen Electric Corporation, a Nevada corporation (f/k/a World Trophy Outfitters, Inc. and hereinafter, the “Company”) will trade under a new ticker symbol, “CIEC” on the Over-The-Counter Bulletin Board. The Company changed its ticker symbol from “WTRY” to “CIEC” as a result of the Company’s name change from “World Trophy Outfitters, Inc.” to “Chisen Electric Corporation”, which such name change became effective as of February 2, 2009.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2009

CHISEN ELECTRIC CORPORATION
By:	/s/ He Zhiwei

Name:	He Zhiwei
Title:	Chief Financial Officer